Goodwill and Other Intangibles	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangibles
Goodwill and Other Intangibles

Goodwill and other indefinitely-lived assets are not amortized, but are subject to annual impairment reviews, or more frequent reviews if events or circumstances indicate an impairment may exist.

When evaluating goodwill for potential impairment, the Company first compares the fair value of its reporting units to their respective carrying amounts. The Company estimates the fair value of its reporting units using a combination of a future discounted cash flow valuation model and a comparable market transaction model. If the estimated fair value of the reporting unit is less than its carrying amount, an impairment loss calculation is prepared. The impairment loss calculation compares the implied fair value of a reporting unit’s goodwill with the carrying amount of its goodwill. If the carrying amount of the goodwill exceeds the implied fair value, an impairment loss is recognized in an amount equal to the excess. During the third quarter of 2015, the Company performed its required annual goodwill impairment tests. The Company concluded there were no goodwill impairments as of the testing date.

Below is a summary of the changes in the carrying amount of goodwill by segment for the years ended December 31, 2015 and 2014:

In millions	Pharmacy Services	Retail/LTC	Total
Balance, December 31, 2013	$19,658	$6,884	$26,542
Acquisitions	1,578	38	1,616
Foreign currency translation adjustments	—	(14)	(14)
Other (1)	(2)	—	(2)
Balance, December 31, 2014	21,234	6,908	28,142
Acquisitions	452	9,554	10,006
Foreign currency translation adjustments	—	(40)	(40)
Other (1)	(1)	(1)	(2)
Balance, December 31, 2015	$21,685	$16,421	$38,106

(1) “Other” represents immaterial purchase accounting adjustments for acquisitions.

Indefinitely-lived intangible assets are tested for impairment by comparing the estimated fair value of the asset to its carrying value. The Company estimates the fair value of its indefinitely-lived trademark using the relief from royalty method under the income approach. If the carrying value of the asset exceeds its estimated fair value, an impairment loss is recognized and the asset is written down to its estimated fair value. During the third quarter of 2015, the Company performed its annual impairment test of the indefinitely-lived trademark and concluded there was no impairment as of the testing date. The carrying amount of its indefinitely-lived trademark was $6.4 billion as of December 31, 2015 and 2014.

The Company amortizes intangible assets with finite lives over the estimated useful lives of the respective assets, which have a weighted average useful life of 15.5 years. The weighted average useful lives of the Company’s customer contracts and relationships and covenants not to compete are 15.5 years. The weighted average lives of the Company’s favorable leases and other intangible assets are 15.6 years. Amortization expense for intangible assets totaled $611 million, $518 million and $494 million in 2015, 2014 and 2013, respectively. The anticipated annual amortization expense for these intangible assets for the next five years is as follows:

In millions
2016	$760
2017	735
2018	705
2019	662
2020	490

The following table is a summary of the Company’s intangible assets as of December 31:

	2015			2014
In millions	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Trademark (indefinitely-lived)	$6,398	$—	$6,398	$6,398	$—	$6,398
Customer contracts and relationships and covenants not to compete	10,594	(4,092)	6,502	6,521	(3,549)	2,972
Favorable leases and other	1,595	(617)	978	880	(476)	404
	$18,587	$(4,709)	$13,878	$13,799	$(4,025)	$9,774